                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                    [ ] Soliciting Material Under Rule 14a-12


                         MARKETING WORLDWIDE CORPORATION
                         -------------------------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         MARKETING WORLDWIDE CORPORATION
                             2212 Grand Commerce Dr.
                                Howell, MI 48855
                            Telephone: (517) 540-0045

               ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               ---------------------------------------------------

         Notice is hereby given that the Annual Meeting of Stockholders of Marketing Worldwide Corporation ("MWW" or the "Company"), will be held at the offices of Weed & Co. LLP, located at 4695 MacArthur Ct., Suite 1430, Newport Beach, CA 92660, on Sunday, February 16, 2008 at 11:45 a.m. for the following purposes as set forth in the accompanying Proxy Statement:

       1. To reelect Michael Winzkowski and James C. Marvin as directors of the Company to a term of office expiring at the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

       2. To approve the Marketing Worldwide Corp. 2007 Stock & Stock Option Compensation Plan;

       3. To ratify and approve the appointment by the Board of Directors of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, as the Company's independent auditors for the fiscal year ending September 30, 2008; and

       4. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

         Holders of record of the Company's common stock at the close of business on January 29, 2008 will be entitled to vote at the meeting. There are no dissenter's rights of appraisal under Delaware law in connection with the above-listed actions.


                                            By order of the Board of Directors,

                                            /s/ Michael Winzkowski
                                            Michael Winzkowski
                                            Director and Chief Executive Officer

Dated: January 30, 2008


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO THE EXERCISE THEREOF AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                         MARKETING WORLDWIDE CORPORATION
                             2212 Grand Commerce Dr.
                                Howell, MI 48855
                            Telephone: (517) 540-0045

                        ---------------------------------
                                 PROXY STATEMENT
                       ----------------------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                         MARKETING WORLDWIDE CORPORATION
                          TO BE HELD FEBRUARY 16, 2008

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Marketing Worldwide Corporation ("MWW" or the "Company") of proxies to be voted at the annual meeting of stockholders (the "Annual Meeting") of the Company to be held at the offices of Weed & Co. LLP, located at 4695 MacArthur Ct., Suite 1430, Newport Beach, CA 92660, on Sunday, February 16, 2008 at 11:45 a.m. or at any adjournment thereof. It is anticipated that the Proxy Statement and form of proxy will be mailed on or about February 1, 2008, to stockholders as of the Record Date, as defined below. Stockholders are encouraged to review the information provided in this proxy statement in conjunction with the Annual Report on Form 10-KSB for the year ended September 30, 2007, a copy of which accompanies this proxy statement.

                    VOTING SECURITIES; PROXIES; REQUIRED VOTE

Voting Securities

         The Board has fixed the close of business on January 29, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had outstanding 15,763,080 shares of common stock, $.001 par value (the "Common Stock"). Only holders of the Common Stock are entitled to notice of, and to vote at, the Annual Meeting. Holders of Common Stock are entitled to one vote per share.

Proxies

         Mr. Michael Winzkowski, the person named as proxy on the proxy card accompanying this Proxy Statement, was selected by the Board to serve in such capacity. Mr. Winzkowski is a director and the Chief Executive Officer of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Required Vote

       The holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. At the Annual Meeting, the nominees for directors receiving a plurality of the votes cast in person or by proxy shall be elected. Assuming a quorum is present at the meeting, approval of the Company's 2007 Stock & Stock Option Compensation Plan and ratification and approval of the Company's independent auditors for the fiscal year ending September 30, 2008 requires the affirmative vote of holders of a majority of the stock having voting power present in person or by proxy at the meeting.

         Abstentions will be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum but as unvoted for the purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The Company will pay the expenses of soliciting proxies. In addition to the use of the mails, proxies may be solicited by its directors, officers or employees personally, by telephone, or by facsimile and the Company may reimburse brokerage firms and other persons holding shares in the Company in their name or those of their nominees for their reasonable expenses in forwarding soliciting materials to beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of MWW's common stock and preferred stock as of the Record Date, by:

    o each person known by MWW to be the beneficial owner of more than 5% of its outstanding shares of common stock or preferred stock;
    o    each of MWW's officers and directors; and
    o    all of its officers and directors as a group.

         Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Security Ownership of Certain Beneficial Owners and Management
----------------------------------------------------------------------------------------------------------------
      (1)                                    (2)                                      (3)                   (4)
  Title of Class           Name and Address of Beneficial Owner              Amount and Nature of        Percent
                                                                             Beneficial Owner            Class**

 $.001 par value           Michael Winzkowski                                3,914,800 shares (a)          25%
  common stock             PO Box 2462                                      (direct)
                           Palm Harbor, FL 34682-2462
                           Mgmt.

  $.001 par value          James C. Marvin                                   2,032,400 shares (b)          13%
  common stock             4772 Shaefer Road
                           Pinckney, MI 48169
                           Mgmt.

  $.001 par value          Vision Opportunity Master Fund, Ltd.              5,000,000 shares(c)           29%
  common stock             20 West 55th Street, 5th Floor
                           New York, NY 10019

  $.001 par value          Bonnie A. Hollister                               2,032,400 shares              13%
  common stock             366 Harvard Street
                            Howell, MI 48843

   $.001 par value          Wendover Investments Limited*                     4,000 shares               0.025%
  common stock             5th Floor, Zephyr House,                          (direct)
  $.001 par value          Mary Street,                                      1,000,000 options
  common stock             Grand Cayman, Cayman Islands                      (direct)
  underlying stock         BWI
  options

  $.001 par value          Rainer Poertner                                   1,482,309 shares               9%
  common stock             730 Oxford Avenue                                 (direct)
  $.001 par value          Marina del Rey, CA 90292                          200,000 options
  common stock             Mgmt.                                             (direct)
  underlying stock
  option

  $.001 par value          All directors and officers as a group (3          6,329,509                     47%
  common stock             individuals)

  Series A Convertible     Vision Opportunity Master Fund, Ltd.(c)           3,500,000                    100%
  Preferred Stock          20 West 55th Street, 5th Floor
                           New York, NY 10019

* Wendover Investments Limited owns 4,000 shares of common stock and a common stock purchase warrant to acquire up to 1,000,000 shares of common stock at purchase price of $.50 per share. Mr. Robert Lyons is the principal of Wendover Investments Limited. Under Rule 13(d)(1) a person is deemed the beneficial owner if that person has the right to acquire the securities within 60 days pursuant to options, warrants, conversion privileges or other rights.

** Percentages are based upon the amount of outstanding securities at the Record Date, plus for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(a) Does not include 1,000 shares purchased by Ms. Johanna Winzkowski in May 2004, the mother of Michael Winzkowski. Michael Winzkowski disclaims any beneficial ownership of the shares referred to in the preceding sentence.

(b) Does not include 10,000 shares purchased by Ms. Joanne Marvin or 770 shares purchased by Mr. Scott F. Marvin in May 2004, the mother and brother of James C. Marvin, respectively. James C. Marvin disclaims any beneficial ownership of the shares referred to in the preceding sentence.

(c) Adam Benowitz, in his capacity as Managing Member of Vision Opportunity Master Fund, Ltd has the ultimate dispositive power over the securities. Under Rule 13(d)(1) a person is deemed the beneficial owner if that person has the right to acquire the securities within 60 days pursuant to options, warrants, conversion privileges or other rights. In April 2007, MWW sold 3,500,000 shares of the Series A Convertible Preferred Stock and certain Warrants to Vision Opportunity Master Fund, Ltd. for $3,500,000. The Series A Warrants allow the holder to purchase up to 3,500,000 shares of common stock at a price of $.70 per share until April 23, 2012. The Series B Warrants allow the holder to purchase up to 3,500,000 shares of common stock at a price of $.85 per share until April 23, 2012. The Series C Warrants allow the holder to purchase up to 3,500,000 shares of common stock at a price of $1.20 per share until April 23, 2012. The Series J Warrants allow the holder to purchase up to 5,000,000 shares of common stock at a price of $.70 per share until June 23, 2008. Provided the Series J Warrants have been exercised, the Series D Warrants allow the holder to purchase up to 2,500,000 shares of common stock at a price of $.70 per share until June 23, 2012; the Series E Warrants allow the holder to purchase up to 2,500,000 shares of common stock at a price of $.85 per share until June 23, 2012; and the Series F Warrants allow the holder to purchase up to 2,500,000 shares of common stock at a price of $1.20 per share until April 23, 2012. All of the Warrants sold to Vision Opportunity Master Fund, Ltd. contain anti-dilution protection and other rights. Further, the transaction documents provided that Vision Opportunity Master Fund, Ltd. may not acquire common stock upon conversion of the Series A Convertible Preferred Stock or upon exercise of any warrants to the extent that, upon conversion or exercise the number of shares of common stock beneficially owned would exceed 9.99% of the issued and outstanding shares of common stock of MWW. On September 27, 2007, the Fund entered into Amendment No. 1 (the "Series F Amendment"), by and among the Issuer and the Fund whereby the Series F Warrant exercise price was reduced to $0.01 per share. All other terms and provisions of the Series F Warrant remain unmodified and in full force and effect. On September 27, 2007, the Fund entered into Amendment No. 1 (the "Series J Amendment"), by and among the Issuer and the Fund whereby the Series J Warrant exercise price was reduced to $0.50 per share and the Ownership Cap and Exercise Restriction of 9.99% was deleted in its entirety. All other terms and provisions of the Series J Warrant remain unmodified and in full force and effect. Subsequent to the Series J Amendment, the Fund exercised the Series J Warrant for four million (4,000,000) shares of Common Stock of the Issuer at an exercise price of $0.50 leaving the Series J Warrant with one million (1,000,000) shares of Common Stock available for exercise.

                                 PROPOSAL NO. 1:
                       NOMINEES FOR ELECTION AS DIRECTORS

         The board of directors has nominated and recommends a vote for election of its current directors, Michael Winzkowski and James C. Marvin at the Annual Meeting.

         Each director is elected by the affirmative vote of a plurality of votes cast by the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote for the election of directors. It is the intention of the person named in the enclosed form of proxy to vote the proxies he receives for the election of the nominees named below, unless a particular proxy withholds authorization to do so or provides other contrary instructions. Each of the nominees has indicated that he is willing and able to serve as director. If before the Annual Meeting, any nominee becomes unable to serve, an event which is not anticipated by the Board, the proxies will be voted for the election of whomever the Board may designate.

         Michael Winzkowski, age 57, and James C. Marvin, age 52, are the directors of MWW. Both were appointed to MWW's board of directors in October 2003 in connection with the purchase of MWWLLC, as discussed below. In October 2003, both men were elected to serve until the next annual meeting of the stockholders. Mr. Winzkowski was appointed by the board of directors to serve as Chief Executive Officer, President and Secretary. Mr. Marvin was appointed by the board of directors to serve as Chief Operating Officer and Chief Financial Officer. The board made these appointments in October 2003.

         In August 1997, Mr. Winzkowski became Director of the Inalfa Industries Global Aftermarket Operations, CEO of North America and a member of the Board of Directors. In September 2000, Mr. Winzkowski left his position with Inalfa to serve as the President of Marketing Worldwide. Mr. Winzkowski has served as Chief Executive Officer, President, Secretary and Director of MWW Corporation since October 2003. Mr. Winzkowski holds a degree in chemical Bio-Engineering and in addition studied Business, Marketing and Accounting Administration. He is an accomplished commercial pilot with close to 10,000 Hrs of flight experience, holding European and US Commercial, Air Transport Pilot and Instrument pilot certificates and a variety of Turboprop and Business Jet type ratings along with his single and multi engine ratings. Mr. Winzkowski is a member and manager of JCMD Properties LLC. MWW moved into a new facility in Howell, Michigan as its principal business location, which was built to suit MWW's requirements by JCMD Properties LLC under a long term lease agreement. (See Certain Relationships and Related Transactions) JCMD LLC was formed in the state of Michigan on December 31, 2003 as a property development and management company. Mr. Winzkowski and Mr. Marvin have been the members and managers of JCMD Properties LLC since its formation.

         In August 1997, Mr. Marvin became the COO and a member of the Board of Directors of the North American Aftermarket entity of Inalfa Industries. In November 2000, Mr. Marvin became the Managing Director of Operations and co-owner of Marketing Worldwide. Since October 2003, James C. Marvin has served as Chief Operating Officer, Chief Financial Officer and Director of MWW Corporation. Mr. Marvin attended Lake Superior and Cleary Universities majoring in Business and obtained degrees in Business Accounting and Business Administration. Mr. Marvin is a member and manager of JCMD Properties LLC. MWW moved into a new facility in Howell, Michigan as its principal business location, which was built to suit MWW's requirements by JCMD Properties LLC under a long term lease agreement. (See Certain Relationships and Related Transactions) JCMD LLC was formed in the state of Michigan on December 31, 2003 as a property development and management company. Mr. Winzkowski and Mr. Marvin have been the members and managers of JCMD LLC since its formation.

The following individuals are expected to make significant a contribution to the business.

         In May 2006 Mr. Scott Turpin joined the company as Director of Engineering and Product Development. He has held positions as a project engineer and project manager for companies such as Magna Automotive-Decoma in Specialty Vehicle Engineering, Lear Corporation for the development of several Ford F150 products and has directed the design and development for three successive product launches at Johnson Controls. Mr. Turpin holds a B.S, in mechanical engineering.

         Mr. Patrick Smiarowski is the President and CEO of Colortek. He has been involved in the automotive industry for 30 years and is currently responsible for sales, operations, engineering, sourcing and supplier relations at Colortek and AutoFX. He has held positions as paint operations and QA lab manager for ITT United Plastic Division for exterior automotive plastics. He was instrumental at CFG Coatings in Cincinnati to establish a tier one relationship with PACCAR for their Peterbuilt line of commercial vehicles. He has established two aftermarket automotive accessory companies and at Colortek managed Tier II and Port Programs for Ford, Chrysler, GM and Toyota, in both manufacturing and painting of automotive exterior plastics and has set up from scratch four paint production facilities.

         In June 2007 Mr. Scott Wolin joined the Company as Director of Sales and Marketing. Scott has over 21 years of experience in the automotive industry holding various positions in senior management in Sales, Marketing, Operations and Finance. He is actively involved within the SEMA organization and was the PRO Select Council chairman from 2003-2005. Mr. Wolin graduated from the University of Minnesota with a degree in Sociology of Law.

         Gerold Haas is the President of Modelworxx GmbH. Mr. Haas has longstanding relationships with most European domestic and foreign automobile manufacturers, especially with BMW, Mini and Rolls Royce. Mr. Haas involvement in the European automobile industry include his participation in the design process of the BMW 5 Series, 6 Series, X5, Z4, Mini Traveler and the Rolls Royce Coupe model. His team also designed and realized for production the Mercedes M Class off-road kit and conducted the complete engineering and realization for production for the Porsche Cayenne off-road kit. As a design studio manager he has lead design and development teams for the Ferrari 513 BB, 308, 412 and Mondial convertible and managed the manufacturing of the L&R Cobra and L&R Silver Falcon sport cars.

         Rainer Poertner, Executive Vice President, has served as a consultant to the Company since its inception. Mr. Poertner has a 22-year record of accomplishments in founding, leading and consulting with private and publicly traded companies in the USA and Europe. As founder, CEO, Chairman and majority shareholder of two publicly traded companies; he was responsible for managing the companies' financial, technical and business development and secured funding for acquisitions and corporate working capital purposes through a network of private investors and US and overseas investment banking firms.

         The personnel plan calls for increasing total employees from 69 persons to 85 persons, within the next 12 months including personnel in all wholly owned subsidiaries, an increase of 23%. Management anticipates that most new employees will be in functional areas that will support product development, sales and marketing, administration, followed by service.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         In fiscal 2007, there were 7 meetings of the Board. No directors attended fewer than 75% of all meetings of the board of directors during the 2007 fiscal year.

         Directors standing for election are expected to attend the Annual Meeting.

         No member of the board is independent since both directors are employees of MWW. MWW does not have a majority of independent directors, have a separately-designated audit committee or a person designated as an audit committee member financial expert. MWW does not have a majority of independent board members, separately designated audit committee or an audit committee member financial expert because the cost of identifying, interviewing, appointing, educating, and compensating such persons would outweigh the benefits to its stockholders at the present time. If MWW is successful in its efforts to secure additional capital, the resources may be available to appoint additional directors.

         MWW does not have separately designated compensation committee and director and officer compensation decisions are made by the full Board. The Board has complete authority for establishing executive officer and director compensation and does not delegate any authority with respect to such compensation. MWW's Chief Executive Officer and its Chief Operating Officer are also members of the Board and therefore, determine compensation. MWW has not engaged any compensation consultants in determining or recommending the amount or form of executive and director compensation.

         MWW does not have a nominating committee and does not have formal written charter provisions or policies addressing the nominations process. Director nominations are made by the Board as a whole. MWW does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. The entire Board will consider any person nominated by security holders and presented to the Board that is reputable and that has experience in the industry in which it operates or business experience in general. The Board will also consider the extent of any nominee's educational background in deciding whether to nominate a person for a director position. MWW does not pay any fee to third parties to help the Board nominate or evaluate director candidates and the Board does not obtain such services from any third party. MWW has elected not to have a compensation or nominating committee or formal nominating policy at this time because of the limited size of its operations, however, the Board intends to continually evaluate the need for a compensation or nominating committee.

         The Board reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2007 with management, and members of the Board have discussed with its auditors the matters required by SAS 61, as amended. Members of the Board have reviewed written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants, the independent accountants' independence. Based on such review and discussions, the Board recommended that the audited financial statements be included in MWW's annual report on Form 10-KSB for the fiscal year ended September 30, 2007.

         The Board of Directors consists of Mr. Winzkowski and Mr. Marvin.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Shareholders who wish to communicate with the Board or a particular director may send a letter to Michael Winzkowski at 2212 Grand Commerce Dr., Howell, MI 48855. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. MWW will make copies of all such letters and circulate them to the appropriate director or directors.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below identifies the compensation of Michael Winzkowski and James Marvin. Mr. Winzkowski and Mr. Marvin are the only MWW executives with total annual salary and bonus that exceeded $100,000 during the last two years. Mr. Winzkowski and Mr. Marvin entered written employment agreements with MWW on March 23, 2003 for the four year periods from October 1, 2003 through September 30, 2007. During the first year of the employment term, Mr. Winzkowski and Mr. Marvin each earn $120,000 as their base salary; receive a car allowance and discretionary bonuses. MWW and its predecessor MWWLLC paid no bonuses to Mr. Winzkowski and Mr. Marvin during 2006 or 2007.

                                                       SUMMARY COMPENSATION TABLE

                                                                                            NONQUALIFIED
                                                                            NONEQUITY         DEFERRED
                                                        STOCK    OPTION   INCENTIVE PLAN    COMPENSATION    ALL OTHER
  NAME AND PRINCIPAL             SALARY       BONUS     AWARDS   AWARDS    COMPENSATION       EARNINGS     COMPENSATION      TOTAL
       POSITION         YEAR      ($)          ($)       ($)       ($)          ($)              ($)            ($)           ($)
         (a)             (b)      (c)          (d)       (e)       (f)          (g)              (h)            (i)           (j)

Michael Winzkowski     2007    $130,000         -         -         -            -                -               -         $130,000
CEO                    2006    $130,000         -         -         -            -                -               -         $130,000
James Marvin           2007    $120,000         -         -         -            -                -               -         $120,000
COO                    2006    $120,000         -         -         -            -                -               -         $120,000

         MWW does not have a standard arrangement for the compensation of its directors. At present, MWW's directors serve without compensation for acting as directors and do not receive any special compensation for committee participation or special assignments, but do receive salaries and other benefits as employees of MWW.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 1, 2003, MWW acquired 100% of the membership interests in Marketing Worldwide LLC, a Michigan limited liability company ("MWWLLC"), in a tax-free exchange whereby MWWLLC became a wholly owned subsidiary of MWW. Under the Purchase Agreement, the three selling members of MWWLLC were issued 9,600,000 shares of common stock. Michael Winzkowski received 4,564,800 shares, James C. Marvin received 4,564,800 shares and Gregory G. Green received 470,400 shares of MWW under the Purchase Agreement. Immediately following the transaction, Michael Winzkowski and James C. Marvin became the officers and directors of MWW. Mr. Winzkowski and Mr. Marvin serve as members of MWW's board of directors without compensation.

         At September 30, 2003, MWW reported a related party note payable balance of $215,533. The amount was due and owing to Mr. Winzkowski and Mr. Marvin. For the year ended September 30, 2003, no related party interest was charged to operation because the interest was waived. As of September 30, 2004, all related party notes were repaid by MWW. During the next twelve months, MWW will make lease payments under a five-year lease with a landlord, JCMD Properties LLC that is owned by James Marvin and Michael Winzkowski. The monthly lease payments are $12,699 per month.

         Michael Winzkowski, James C. Marvin, Gregory G. Green, Richard O. Weed and Rainer Poertner are defined as promoters by the Securities Act Rules since each directly or indirectly took initiative in founding and organizing the business of MWW. Mr. Weed served as the sole Director, President, Secretary and Treasurer of MWW from its inception on July 21, 2003 until the effective date of the acquisition of MWWLLC on October 1, 2003. Mr. Weed was granted a Stock Option to purchase 250,000 shares of MWW common stock at $1.00 per share that expires December 31, 2008 as an incentive to represent MWW as legal counsel. Mr. Weed is a partner in Weed & Co. LLP and has provided legal services to MWW under a Fee Agreement since August 15, 2003. Mr. Poertner has provided consulting services to MWWLLC since April 2003 and to MWW since August 2003. Under the Consulting Agreement with MWW dated July 1, 2005, Mr. Poertner receives $10,000 per month plus expenses, which has been increased to $15,000 per month in April of 2007.

         MWW pays rent to JCMD Properties LLC, a company owned and controlled by Michael Winzkowski and James C. Marvin, and unconditionally guaranteed a $631,000 loan to JCMD Properties LLC by the U.S. Small Business Administration that was used by JCMD Properties LLC to finance its ownership of the land and buildings occupied by MWW. While the monthly rental obligation of MWW to JCMD Properties LLC is currently consistent with lease rates for similarly situated property, the nature of the relationship among MWW, JCMD Properties LLC, Michael Winzkowski, and James C. Marvin creates a potential conflict of interest that investors should fully consider, recognize, and understand.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         MWW is not aware of any reporting person that failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" EACH OF THE NOMINEES.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
               ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

                                 PROPOSAL NO. 2:
                    APPROVAL OF THE MARKETING WORLDWIDE CORP.
                   2007 STOCK & STOCK OPTION COMPENSATION PLAN

         On April 18, 2007, the Board of Directors adopted the Marketing Worldwide Corp. 2007 Stock & Stock Option Compensation Plan (the "2007 Plan") for employees, directors and other persons associated with the Company. The Board reserved 1,500,000 shares of common stock for issuances of stock options and common stock under the 2007 Plan. As of the Record Date, 1,330,000 shares of common stock remained available for issuance under the 2007 Plan. In May 2007, MWW granted employee stock options to purchase 170,000 shares of common stock vesting over the next three years. The Company has not allocated any other shares under the 2007 Plan and has no definitive agreements to issue any other shares under the 2007 Plan.

         The text of the 2007 Plan is attached hereto as Appendix A and incorporated by reference herein. The following summary of key provisions of the 2007 Plan is qualified in its entirety by reference to the attached 2007 Plan document.

Purpose of the Plan

         The purpose of the 2007 Plan is to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of stock options and common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.


Administration of the Plan

         The 2007 Plan will be administered by the Board of Directors or a committee consisting of the Company's compensation committee, if any, or such other committee appointed by the Board. The committee shall consist of three or more persons, as appointed from time to time by the Board, who while serving as such, shall be disinterested persons(s) within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The committee or Board shall have full power to grant stock options and common stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including delegation of administrative responsibilities, that it believes reasonable and proper.

         The Board may at any time, and from time to time, suspend or terminate the 2007 Plan in whole or in part or amend it from time to time as it may deem appropriate and in the best interest of the Company. No amendment, suspension, or termination of the 2007 Plan shall, without an option holders consent, alter or impair any of the rights or obligations under any stock option granted under the Plan. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of stock options meeting the requirements of future amendments or issued regulations, if any, to the Internal Revenue Code.

Eligibility and Participation

         Employees, directors, consultants and such other persons as the Board or committee may direct will be eligible to participate in the 2007 Plan, as determined by the committee. As of the Record Date, the Company had 69 full time employees, of which two are executive officers and directors of the Company, three part time employees and 3 consultants that are eligible to participate in the 2007 Plan.

         The Board determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted or subject to an option, the time at which common stock is issued or an option is granted, vesting schedules, if any, the duration of an option and the exercise price of an option. The Board may only grant common stock or stock options to a stockholder pursuant to a written agreement between the stockholder and the company, which includes such terms and conditions as required by the Board.

Common Stock

         Each common stock agreement shall provide that the Company shall have the right to repurchase from the stockholder the unvested common stock upon termination of employment, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price per share equal to the purchase price paid by the common stockholder for such common stock. Further, in the discretion of the Board or committee, the common stock agreement may provide that the Company shall the right of first refusal with respect to the common stock and a right to repurchase the vested common stock upon a termination of the common stockholder's employment with the Company, the termination of the common stockholder's consulting arrangement with the Company, the termination of the common stockholder's service on the Company's Board, or such other events as the Board or committee may deem appropriate.

Stock Options

         All stock option grants must be exercised within ten years from the date the stock options are granted. The committee may establish installment exercise terms for a stock option such that the stock option becomes fully exercisable in a series of cumulating portions. The committee may also accelerate the exercise of any stock option. However, no stock option or any portion thereof, may be exercisable until thirty days following the grant. Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the company or a combination of both, as determined by the Board in its discretion. On the Record Date, the market price for the Company's common stock was $.80 per share.

         Except by will or the laws of descent and distribution, no right or interest in any stock option granted under the 2007 Plan shall be assignable or transferable, and no right or interest of any optionee shall be liable for, or subject to, any lien, obligation or liability of the optionee. Stock options shall be exercisable during the optionee's lifetime only by the optionee or the duly appointed legal representative of an incompetent optionee. Stock options are subject to adjustment in the event of a merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend, as determined in the committee's sole discretion.

Shares Reserved Under the 2007 Plan

         The total number of shares of the Company reserved under the Plan for grants of stock options and common stock is 1,500,000 common shares, subject to adjustment under the Plan, which shares may be either authorized but unissued or reacquired common shares of the Company. At the Record Date, options to purchase 170,000 shares of common stock vesting over the next three years had been granted to an employee under the Plan. The stock options grant the employee the right to purchase the Company's common stock over the next 8 to 10 years at an exercise price of $0.45 per share.

Tax Treatment to the Recipients

         The following discussion is intended only as a brief summary of the material U.S. federal income tax rules that are generally relevant to 2007 Plan awards. The laws governing the tax aspects of awards are highly technical and subject to change.

         The common stock is not qualified under Section 422 of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

         The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of MWW during which the recipient recognizes income.

         The table below sets forth information with respect to benefits granted under the 2007 Plan during fiscal 2007.

                               2007 Plan Benefits
                   2007 Stock & Stock Option Compensation Plan

-------------------------------------- ---------------------- -----------------------------------
Name and Position                      Dollar Value(1)        Number of Units
-------------------------------------- ---------------------- -----------------------------------
CEO                                    N/A                    0
-------------------------------------- ---------------------- -----------------------------------
Executive Group                        N/A                    0
-------------------------------------- ---------------------- -----------------------------------
Non-Executive Director Group           N/A                    0
-------------------------------------- ---------------------- -----------------------------------
Non-Executive  Officer Employee Group  $41,440                Stock options to purchase  170,000
(1 person)                                                    shares of common stock (2)
-------------------------------------- ---------------------- -----------------------------------

(1) The options were valued using the Black-Scholes Option Pricing model with the following assumptions: dividend yield: -0-%; volatility: 112.99%; risk free interest rate: 4.50%. The determined fair value of the options of $41,440 will be recognized as a period expense ratably with vesting rights.
(2) The options vest over the next three years and grant the employee the right to purchase the Company's common stock over the next 8 to 10 years at an exercise price of $0.45 per share.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE APPROVAL OF THE MARKETING WORLDWIDE CORP. 2007 STOCK & STOCK OPTION COMPENSATION PLAN.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE MARKETING
          WORLDWIDE CORP. 2007 STOCK & STOCK OPTION COMPENSATION PLAN

                                 PROPOSAL NO. 3:
                          RATIFICATION AND APPROVAL OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has been appointed by the Board of Directors to serve as the Company's independent auditors for the fiscal year ended September 30, 2008.

         Representatives of Russell Bedford Stefanou Mirchandani LLP are not expected to be present at the Annual Meeting.

AUDIT FEES

         The following table sets forth fees billed to the Company by its auditors during the fiscal years ended September 30, 2007 and 2006 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services by its auditor that are reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

                                        September 30, 2007    September 30, 2006
                                        ------------------    ------------------

(i)        Audit Fees                   $         132,243     $         113,938
(ii)       Audit Related Fees                          --                    --
(iii)      Tax Fees                                10,000                10,000
(v)        All Other Fees                              --                    --
                                        ------------------    ------------------
Total fees                              $         142,243     $         123,938
                                        ==================    ==================

AUDIT FEES. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Russell Bedford Stefanou Mirchandani LLP in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." There were no Audit-Related services provided in fiscal 2007 or 2006.

TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

ALL OTHER FEES. Consists of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2007 or 2006.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Company currently does not have a designated Audit Committee, and accordingly, the Company's Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre- approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Company's Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE RATIFICATION AND APPROVAL OF THE AUDITORS.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
            AND APPROVAL OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP,
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                     REQUIREMENTS, INCLUDING DEADLINES, FOR
             SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

         Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at its 2009 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Michael Winzkowski, Chief Executive Officer, at the Company's principal executive offices no later than September 30, 2008 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in the proxy statement and form of proxy relating to that meeting. Any shareholder proposal not received at the Company's principal executive offices by September 30, 2008 will be considered untimely and, if presented at the 2009 Annual Meeting of Shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) of the Exchange Act.

         The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the person named in the accompanying proxy intends to vote the proxies in accordance with his best judgment.

         The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

         It is important that the proxies be returned promptly and that your shares are represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                   FORM 10-KSB

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT.

THE COMPANY WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL REPORT. REQUESTS SHOULD BE SENT TO 2212 GRAND COMMERCE DR., HOWELL, MI 48855.

                                         By Order of the Board of Directors

                                         /s/ Michael Winzkowski
                                         ------------------------------------
                                         Michael Winzkowski
                                         Chief Executive Officer and Director

January 29, 2008

                         MARKETING WORLDWIDE CORPORATION
                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Marketing Worldwide Corporation, hereby constitutes and appoints Michael Winzkowski, or instead of the foregoing, __________________ as the attorney(s) and proxies of the undersigned with full power of substitution to act and vote for in the name, place and stead of the undersigned, at the Annual Meeting of the Shareholders of Marketing Worldwide Corp., to be held at 11:45 a.m. on Sunday, February 16, 2008, at the offices of Weed & Co. LLP, located at 4695 MacArthur Ct., Suite 1430, Newport Beach, CA 92660 and any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

           (1)      ELECTION OF DIRECTORS:

           VOTE FOR ALL NOMINEES LISTED BELOW                      [ ]

           Nominees:

           Michael Winzkowski
           James C. Marvin

           WITHHOLD AUTHORITY                                      [ ]



           INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) LISTED ABOVE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

           EXCEPTIONS ________________________

           (2) APPROVAL OF THE MARKETING WORLDWIDE CORP. 2007 STOCK & STOCK OPTION COMPENSATION PLAN


           FOR [ ]                    AGAINST [ ]                    ABSTAIN [ ]

           (3) RATIFICATION AND APPROVAL OF THE APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2008.

           FOR [ ]                    AGAINST [ ]                    ABSTAIN [ ]


When properly executed, this Proxy will be voted in the manner specified by the Shareholder. UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE AS DIRECTORS IN ITEM 1 AND "FOR" ITEMS 2 THROUGH 3.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the person(s) named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated January 29, 2008.

Dated:  ________________, 2008

  NUMBER OF SHARES __________________________

  PRINT NAME OF SHAREHOLDER ______________________________

SIGNATURE OF SHAREHOLDER __________________________


JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed envelope to Marketing Worldwide Corporation, 2212 Grand Commerce Dr., Howell, MI 48855.

                                   Appendix A

                         MARKETING WORLDWIDE CORPORATION

                   2007 STOCK & STOCK OPTION COMPENSATION PLAN

1.       PURPOSE OF PLAN

         1.1 This 2007 STOCK & STOCK OPTION COMPENSATION PLAN (the "Plan") of Marketing Worldwide Corporation, a Delaware corporation, (the "Company") for employees, directors and other persons associated with the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of stock options and common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.       DEFINITIONS

         2.1 For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. The Committee shall be composed of three or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

         "Common Shares" shall mean the Company's Common Shares, $.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

         "Company" shall mean Marketing Worldwide Corporation, a Delaware corporation, and any parent or subsidiary corporation of Marketing Worldwide Corporation, as such terms are defined in Sections 425(e) and 425(f), respectively, of the Code.

         "Fair Market Value" shall mean, with respect to the date a given stock option is granted or exercised, the average of the highest and lowest reported sales prices of the Common Shares, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

         "Optionee" shall mean an employee of the company who has been granted one or more Stock Options under the Plan.

         "Common Stock" shall mean shares of common stock which are issued by the Company pursuant to Section 5, below.

         "Common Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

         "Common Stock Agreement" means an agreement executed by a Common Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

         "Stock Option" shall mean a stock option granted pursuant to the terms of the Plan.

         "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

3.       ADMINISTRATION OF THE PLAN

         3.1 The Committee or the Board shall administer the Plan and accordingly, it shall have full power to grant Stock Options and Common Stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

         3.2 The determination of those eligible to receive Stock Options and Common Stock, and the amount, type and timing of each grant and the terms and conditions of the respective stock option agreements and Common stock agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         3.3 The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company, as set forth more fully in paragraph 8 of Article 11 of the Plan.

         3.4 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

         3.5 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

         3.6 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

         3.7 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

         3.8 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.       SHARES SUBJECT TO THE PLAN

         4.1 The total number of shares of the Company available for grants of Stock Options and Common Stock under the Plan shall be 1,500,000 Common Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

         4.2 If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such Stock Option shall be available for future grants of Stock Options.

5.       AWARD OF COMMON STOCK

         5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Common Stock to employees of, consultants to, and directors of the Company, and such other persons as the Board or Committee may select, and (b) permit Holders of Options to exercise such Options prior to full vesting therein and hold the Common Shares issued upon exercise of the Option as Common Stock. In either such event, the owner of such Common Stock shall hold such stock subject to such vesting schedule as the Board or Committee may impose or such vesting schedule to which the Option was subject, as determined in the discretion of the Board or Committee.

         5.2 Common Stock shall be issued only pursuant to a Common Stock Agreement, which shall be executed by the Common Stockholder and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Common Stock Agreement.

         5.3 Upon delivery of the shares of Common Stock to the Common Stockholder, below, the Common Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Common Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

         5.4. Notwithstanding anything in this Plan or any Common Stock Agreement to the contrary, no Common Stockholders may sell or otherwise transfer, whether or not for value, any of the Common Stock prior to the date on which the Common Stockholder is vested therein.

         5.5 All shares of Common Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Common Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Common Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee or the Board under this Section 5 need not be identical for all Common Stock and the imposition of any restrictions with respect to any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock.

         5.6 Each Common Stock Agreement shall provide that the Company shall have the right to repurchase from the Common Stockholder the unvested Common Stock upon a termination of employment, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price per share equal to the purchase price paid by the Common Stockholder for such Common Stock.

         5.7 In the discretion of the Board or Committee, the Common Stock Agreement may provide that the Company shall have the a right of first refusal with respect to the Common Stock and a right to repurchase the vested Common Stock upon a termination of the Common Stockholder's employment with the Company, the termination of the Common Stockholder's consulting arrangement with the Company, the termination of the Common Stockholder's service on the Company's Board, or such other events as the Board or Committee may deem appropriate.

         5.8 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Common Stock that are subject to restrictions under Common Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

6.       STOCK OPTION TERMS AND CONDITIONS

         6.1 Consistent with the Plan's purpose, Stock Options may be granted to non-employee directors of the Company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company.

         6.2 All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Section 6.

         6.3 All Stock Options granted hereunder must be granted within ten years from the earlier of the date of this Plan is adopted or approved by the Company's shareholders.

         6.4 No Stock Option granted to any employee or 10% Shareholder shall be exercisable after the expiration of ten years from the date such Stock Option is granted. The Committee, in its discretion, may provide that an Option shall be exercisable during such ten year period or during any lesser period of time.

                  The Committee may establish installment exercise terms for a Stock Option such that the Stock Option becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such Stock Option. The Committee may also accelerate the exercise of any Stock Option. However, no Stock Option, or any portion thereof, may be exercisable until thirty (30) days following date of grant ("30-Day Holding Period.").

         6.5 A Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise of the Company specifying the number of common shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 6 of this Section 6.

                  No Stock Option or installment thereof shall be exercisable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the Stock Option. Until the Common Shares represented by an exercised Stock Option are issued to an Optionee, he shall have none of the rights of a shareholder.

         6.6 The exercise price of a Stock Option, or portion thereof, may be paid:

                  A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or

                  B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate Fair Market Value on the date the Stock Option is exercised equal to the option price, provided such tendered Shares have been owned by the Optionee for at least one year prior to such exercise; or

                  C. By a combination of both A and B above.

                  The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an Stock Option as it deems appropriate.

         6.7 With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new Stock Option to such Optionee.

         6.8 Except by will or the laws of descent and distribution, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or the duly appointed legal representative of an incompetent Optionee.

         6.9 If the Optionee shall die while associated with the Company or within three months after termination of such association, the personal representative or administrator of the Optionee's estate or the person(s) to whom an Stock Option granted hereunder shall have been validly transferred by such personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, shall have the right to exercise the Stock Option for one year after the date of the Optionee's death, to the extent (i) such Stock Option was exercisable on the date of such termination of employment by death, and (ii) such Stock Option was not exercised, and (iii) the exercise period may not be extended beyond the expiration of the term of the Option.

                  No transfer of a Stock Option by the will of an Optionee or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferee of the terms and conditions by such Stock Option.

                  In the event of death following termination of the Optionee's association with the Company while any portion of an Stock Option remains exercisable, the Committee, in its discretion, may provide for an extension of the exercise period of up to one year after the Optionee's death but not beyond the expiration of the term of the Stock Option.

         6.10 Any Optionee who disposes of Common Shares acquired on the exercise of a Stock Option by sale or exchange either (i) within two years after the date of the grant of the Stock Option under which the stock was acquired, or
(ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be Common by applicable provisions of the Securities Act of 1933, as amended.

7.       ADJUSTMENTS OR CHANGES IN CAPITALIZATION

         7.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                  A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the Stock Option had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

                  B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such Stock Option's but by an adjustment in the price for each share covered by such Stock Option's; or

                  C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Stock Option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such Stock Option.

         7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

8.       MERGER, CONSOLIDATION OR TENDER OFFER

         8.1 If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the Stock Option would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

         8.2 In the event that:

                  A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

                  B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

                  C. There shall be a sale of all or substantially all of the assets of the Company;

any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("Insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such Stock Option, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the Stock Option or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate Fair Market Value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

         8.3 Any payment which the Company is required to make pursuant to paragraph 8.2 of this Section 8 shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an Stock Option as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the Stock Option shall be terminated.

         8.4 Notwithstanding paragraphs 8.1 and 8.3 of this Section 8, the Committee may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

9.       AMENDMENT AND TERMINATION OF PLAN

         9.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

         9.2 No amendment, suspension, or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

         9.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

         9.4 No Stock Option may be granted during any suspension of the Plan or after termination of the Plan.

10.      GOVERNMENT AND OTHER REGULATIONS

         10.1 The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares pursuant thereto to comply with any law or regulation of any government authority.

11.      MISCELLANEOUS PROVISIONS

         11.1 No person shall have any claim or right to be granted a Stock Option or Common Stock under the Plan, and the grant of an Stock Option or Common Stock under the Plan shall not be construed as giving an Optionee or Common Stockholder the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

         11.2 Any expenses of administering this Plan shall be borne by the Company.

         11.3 The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

         11.4 The place of administration of the Plan shall be in the State of Delaware, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

         11.5 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

         11.6 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the Optionee, before such Committee member undertakes to handle and defend it on his own behalf.

         11.7 Stock Options may be granted under this Plan from time to time, in substitution for Stock Options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute Stock Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Stock Options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute Stock Options as a Stock Option under Section 422A of the Code.

         11.8 Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised Stock Option's under which the Company has not yet delivered the certificates and which have been earlier granted to the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner.

12.      WRITTEN AGREEMENT

         12.1 Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

Number of Shares: ___________________________           Date of Grant: _________

                         FORM OF STOCK OPTION AGREEMENT

         AGREEMENT made this day of 200 , between (the "Optionee"), and Marketing Worldwide Corporation, a Delaware corporation (the "Company").

         1.       GRANT OF OPTION

                  The Company, pursuant to the provisions of the 2007 STOCK & STOCK OPTION COMPENSATION PLAN (the "Plan"), adopted by the Board of Directors on April 18, 2007, the Company hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of ___________ shares of its $.001 par value common stock, as such common stock is now constituted, at the purchase price of $_______ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

         2.       EXERCISE

                  The Option evidenced hereby shall be exercisable in whole or in part on or after ____________ and on or before_____________________, provided that the cumulative number of shares of common stock as to which this Option may be exercised (except in the event of death, retirement, or permanent and total disability, as provided in paragraph 6.9 of the Plan) shall not exceed the following amounts:

         Cumulative Number                  Prior to Date
             of Shares                   (Note Inclusive of)
         -----------------               -------------------



The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased;
(ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully paid and nonassessable common stock of the Company properly endorsed over to the Company, or by a combination thereof, and (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable common stock is submitted as whole or partial payment for shares to be purchased hereunder, such common stock will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

         3.       TRANSFERABILITY

                  The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in paragraph 6.9 of the Plan. The Option shall be exercisable only by the Optionee during his lifetime.

                                            Marketing Worldwide Corporation



                                            By:________________________________
                                            Name:
ATTEST:                                     Title:



_____________________________________
Secretary

         Optionee hereby acknowledges receipt of a copy of the Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the of the Board of Directors administering the Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated without cause, or by the Optionee, prior to completion or satisfactory performance by Optionee (except as otherwise provided in paragraph 6 of the Plan) all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 6 of the Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option granted to Optionee before the date of grant of this Option.

Dated: ___________________          ____________________________________________
                                    Optionee


                                    ____________________________________________
                                    Print Name


                                    ____________________________________________
                                    Address


                                    ____________________________________________
                                    Social Security No.

ATTACHMENT B

                               NOTICE OF EXERCISE



To:      Marketing Worldwide Corporation



                  (1) The undersigned hereby elects to purchase ________ shares of Common Shares (the "Common Shares"), of Marketing Worldwide Corporation, a Delaware corporation pursuant to the terms of the attached Stock Option Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  (2) Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:

                  ________________________________________
                  (Name)

                  ________________________________________
                  (Address)

                  ________________________________________


Dated:

                                             ___________________________________
                                             Signature


Optionee: ________________________________   Date of Grant: ____________________



                                   SCHEDULE I

================ ================= ================= ============= =============
DATE             SHARES PURCHASED  PAYMENT RECEIVED  UNEXERCISED   ISSUING
                                                     SHARES        OFFICER
                                                     REMAINING     INITIALS
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                                      A-10